IMPORTANT INFORMATION
FOR SHAREHOLDERS IN THE
PUTNAM INCOME FUND.

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 3.

While investors sometimes find a proxy statement intimidating,
   we are,     in fact,         asking for your vote on just a
few matters. So we urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and         welcome
your comments. Please take a few moments with these materials and return your proxy to us.


                        [PUTNAM LOGO APPEARS HERE]
                            BOSTON*LONDON*TOKYO


TABLE OF    CONTENTS

A Message from the Chairman. . . . . . . . . . .1
Notice of Shareholder Meeting. . . . . . . . . .2
Trustees' Recommendations. . . . . . . . . . . .3

PROXY CARD ENCLOSED
































If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581)
or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

[Photograph of George Putnam Appears Here]




I am writing to you to ask for your vote on important questions
that affect your investment in         Putnam Income Fund.    We
would like     your vote on three matters:

1.       ELECTING TRUSTEES    TO OVERSEE PUTNAM INCOME FUND    ;

2.       RATIFYING THE         SELECTION    BY THE TRUSTEES     OF
COOPERS &                                        LYBRAND
                                                    L.L.P.
                                                 AS
                                                 INDEPENDENT
                                                 AUDITORS OF THE
                                                 FUND FOR ITS
                                                 CURRENT FISCAL
                                                 YEAR; AND

3.       APPROVING A NEW MANAGEMENT CONTRACT    BETWEEN THE FUND
AND      PUTNAM
         INVESTMENT
         MANAGEMENT,
         INC.    ,
         INCLUDING AN
         INCREASE IN THE
         MANAGEMENT
         FEE.

   A word about the management fee increase. A fee increase is proposed only after a great deal of thought and analysis on the part of the Trustees. For several years the Trustees have been carefully studying the management fees, investment performance, and expense ratios of each of the Putnam funds and also major competing funds. This comprehensive review resulted in recommendations for fee increases for some funds and deceases for others. The new management fee for Putnam Income Fund will result in an increase of $0.23 in annual expenses for each $100 invested, or a little less than 1/4 of 1%. Your Trustees believe that this increase, the first since 1982, will provide Putnam Investment Management, Inc. with a fee that is fair and reasonable when compared with the fees paid to other high-quality fund managers. We encourage you to support the Trustees'
recommendations    .

Your vote is important to us. We appreciate the time and
consideration         I am sure you will give this important
matter.     If you have questions about the proposals call 1-800-
225-1581.

Sincerely yours,

//signature of George Putnam//
    George Putnam, Chairman

        PUTNAM INCOME FUND
NOTICE OF THE    1995     MEETING OF SHAREHOLDERS

THIS IS THE FORMAL AGENDA FOR THE SHAREHOLDER MEETING. IT TELLS
YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE
MEETING.

To the Shareholders of Putnam Income Fund:

The    1995     Meeting of Shareholders of Putnam Income Fund
will be held on    April 6, 1995,     at 2:00 p.m., Boston time,
on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.       ELECTING TRUSTEES. SEE PAGE 4.

2.       RATIFYING THE SELECTION OF COOPERS & LYBRAND    L.L.P.
AS       AUDITORS FOR THE FUND FOR THE CURRENT FISCAL YEAR. SEE PAGE
            12    .

3.       APPROVING A NEW MANAGEMENT CONTRACT BETWEEN THE FUND AND
         PUTNAM INVESTMENT MANAGEMENT, INC.   , INCREASING THE FEES
         PAYABLE TO PUTNAM INVESTMENT MANAGEMENT, INC.     SEE PAGE
            12    .

4.       TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
         MEETING.

By the Trustees
George Putnam, Chairman
William F. Pounds, Vice Chairman

         Jameson A. Baxter                       Robert E. Patterson
         Hans H. Estin    Donald S. Perkins
         John A. Hill     George Putnam, III
         Elizabeth T. Kennan                     A.J.C. Smith
         Lawrence J. Lasser                      W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

   January 13, 1995

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC); SOME OF IT IS TECHNICAL. IF
THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR
SPECIAL TOLL-FREE NUMBER, 1-800-225-1581   ,     OR CALL YOUR
FINANCIAL    ADVISER    .

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM INCOME
FUND for use at the    1995     Meeting of Shareholders to be
held on April 6 , and, if the meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting
(see    previous page).

HOW DO THE FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.          FOR     THE ELECTION OF ALL NOMINEES

2.          FOR     THE RATIFICATION OF THE SELECTION OF COOPERS &
LYBRAND     L.L.P.     AS INDEPENDENT AUDITORS
         FOR THE FUND, AND

3.          FOR     APPROVAL OF THE NEW MANAGEMENT CONTRACT   ,
INCREASING                THE FEES PAYABLE TO PUTNAM INVESTMENT
                          MANAGEMENT, INC    .

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on    January 6,
1995,     are entitled to be present and to vote at the meeting
or any adjourned meeting. The Notice of Meeting, the proxy, and the proxy statement have been mailed to shareholders of record on
or about    January 17, 1995    .

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

1.       ELECTION OF TRUSTEES

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

The fund's Trustees are responsible for the general oversight of
the fund's business   and for assuring that the fund is managed
in the best interests of its shareholders.  The Trustees meet
regularly to review     the fund's investment    performance as
well as the quality of other services being provided to the fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor
servicing    .  At least annually, the Trustees review the
compensation paid to Putnam Management and its affiliates for these services and the overall level of expenses incurred in the fund's operations. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and
by the fund's     auditors   and     legal counsel,    which are
selected by the Trustees and are independent of Putnam Management and its affiliates.

WHO ARE THE FUND'S TRUSTEES?

The    12     nominees for election as Trustees at the
shareholder meeting who receive the greatest number of votes will be elected Trustees. All nominees have been recommended by the
nominating committee, which consists    solely     of Trustees
who are not "interested persons" (as defined in the Investment Company Act of 1940) of the fund or of Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"). All the nominees are presently Trustees of the fund
and were elected by the shareholders in September        1992
(except for Mrs. Baxter, who was elected by the Trustees in
January        1994). All of the Trustees of this fund are also
Trustees of all other Putnam funds, except Mrs. Baxter and Mr. Smith, who do not currently serve as Trustees of Putnam Managed High Yield Trust.

The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees
may vote to fix the number of Trustees at less than    12    .

NOMINEES FOR TRUSTEES

JAMESON ADKINS BAXTER    [Photograph of Jameson Baxter]

President, Baxter Associates, Inc. (consultants to management). Prior to 1992, Vice President and Principal, Regency Group, Inc. and Consultant, The First Boston Corporation. Also, Director,
Banta Corporation, Avondale Federal Savings Bank   ,     and
ASHTA Chemicals, Inc. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Member of Board of Governors, Good
Shepherd Hospital. Age,    51    .

HANS H. ESTIN   [Photograph of Hans Estin]

Vice Chairman, North American Management Corp. (a registered investment adviser). Also, Director, The Boston Company,
Inc.   ,     and Boston Safe Deposit and Trust Company. Member,
Massachusetts General Hospital. Trustee, New England Aquarium.
Age,    66    .

JOHN A. HILL   [Photograph of John Hill]

Chairman and Managing Director, First Reserve Corporation (a registered investment adviser). Prior to 1989, General Partner, Meridien Capital Corporation (a venture capital investment firm). Also, Director, Snyder Oil Corporation, Maverick Tube Corporation, PetroCorp Incorporated, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. Age, 52.

ELIZABETH T. KENNAN  [photograph of Elizabeth Kennan]

President, Mount Holyoke College. Also, Director, NYNEX
Corporation, Northeast Utilities, the Kentucky Home Life
Insurance Companies   ,     and Talbots. Trustee, University of
Notre Dame. Age, 56.

NOMINEES FOR TRUSTEES

        LAWRENCE J. LASSER   *        [Photograph of Lawrence
Lasser]

President, Chief Executive Officer   ,     and Director of Putnam
Investments, Inc.   ,     and Putnam Management. Vice President
of the Putnam funds. Director, Marsh & McLennan Companies,
Inc.   ,     and INROADS/Central New England Inc. Member, Board
of Overseers, Museum of Science, Museum of Fine Arts   ,     and
Isabella Stewart Gardner Museum, Boston. Also, Trustee, Beth Israel Hospital and Buckingham, Browne and Nichols School. Age,
   52    .

ROBERT E. PATTERSON   [Photograph of Robert Patterson]

Executive Vice President of Cabot Partners Limited Partnership (a registered investment adviser). Also, Vice Chairman, Joslin Diabetes Center. Director, Brandywine Trust Company. From
May        1987 to October        1990, Executive Vice President
of Cabot, Cabot & Forbes Realty Advisors, Inc. (predecessor of Cabot Partners Limited Partnership). Age, 49.

DONALD S. PERKINS    [Photograph of Donald Perkins]

Director of various corporations, including American Telephone & Telegraph Company, AON Corp., Cummins Engine Company, Inc., Illinois Power Co., Inland Steel Industries, Inc., K mart Corporation, LaSalle Street Fund, Inc., Springs Industries,
Inc.   ,     and Time Warner Inc. Also, Trustee and Vice
Chairman, Northwestern University. Chairman, The Hospital Research and Education Trust. Member, The Business Council. Founding Chairman, the Civic Committee of the Commercial Club of Chicago. Age, 67.

WILLIAM F. POUNDS   [Photograph of William Pounds]

Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director, IDEXX Laboratories, Inc., M/A-COM, Inc., EG&G, Inc., Perseptive
Biosystems, Inc., Management Sciences For Health, Inc.   ,
and Sun Company, Inc. Also, Trustee, Museum of Fine Arts, Boston, and Overseer, WGBH Educational Foundation. Age, 66.

        GEORGE PUTNAM   *      [Photograph of George Putnam]

Chairman and President of the Putnam funds. Chairman and Director
of Putnam Management and Putnam Mutual Funds    Corp    . Also,
Director, The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., General Mills, Inc., Houghton Mifflin Company, Marsh & McLennan Companies, Inc., and Rockefeller Group, Inc. Trustee, Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation, The Colonial Williamsburg Foundation, and Museum of
Fine Arts, Boston. Age,    68    .

   NOMINEES FOR TRUSTEES

GEORGE PUTNAM, III   *      [Photograph of George Putnam, III]

President, New Generation Research, Inc. (publisher of financial information). Director, World Environment Center and
Massachusetts Audubon Society. Trustee, Sea Education Association
and St. Mark's School. Also, Overseer, New England Medical
Center. Age,    43    .

        A.J.C. SMITH   *      [Photograph of A.J.C. Smith]

Chairman and Chief Executive Officer, Marsh & McLennan Companies,
Inc. Also, Trustee of The American Institute for Chartered
Property Casualty Underwriters, the Central Park
Conservancy   ,     and the Carnegie Hall Society. Age, 60.

W. NICHOLAS THORNDIKE   **      [Photograph of W. Nicholas
Thorndike]

Director of various corporations and charitable organizations,
including    Data General Corporation, Bradley Real Estate,
Inc.,     Providence Journal Co. and Courier Corporation. Also,
Trustee,          Eastern Utilities Associates, Massachusetts
General Hospital   ,     and Northeastern University. Prior to
December        1988, Chairman of the Board and Managing Partner
of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment adviser). Age, 61.

   NOTE: Except as indicated, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

* Nominees who are "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith
are deemed "interested persons"         by virtue of their
positions as officers or shareholders of the    fund    , or
directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's
son, is also an "interested person" of the    fund    , Putnam
Management, and Putnam Mutual Funds. The balance of the nominees are not "interested persons."

   **In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

DO THE TRUSTEES HAVE A STAKE IN THE FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 80 Putnam funds based on their own investment needs. The table below lists the Trustees' current investments in the fund and in the Putnam funds as a group.

SHARE OWNERSHIP BY TRUSTEES

                                                 Number of
                               Number of       shares of all
                     Year first shares of the      Putnam funds
                     elected as fund owned    as      owned    as of
Trustees                Trustee            of 11/30/94*      11/30/94*    *
- -----------------------------------------------------------------
JAMESON ADKINS BAXTER      1994           105         9,060
HANS H. ESTIN              1972           577        28,843
JOHN A. HILL               1985           500        88,090
ELIZABETH T. KENNAN        1992           190        15,550
LAWRENCE J. LASSER         1992           123       180,043
ROBERT E. PATTERSON        1984         4,685        57,381
DONALD S. PERKINS          1982         5,704       240,503
WILLIAM F. POUNDS          1971        22,289       359,138
GEORGE PUTNAM              1964        44,276++       1,273,126
GEORGE PUTNAM, III         1984         3,232        65,948
A.J.C. SMITH               1986           184        30,602
W. NICHOLAS THORNDIKE      1992           123             8,022


*As of    November 30    , 1994, the Trustees and officers of the
fund owned a total of    98,283     shares of the fund comprising
less than 1% of the outstanding shares of the fund on that date.
With respect to    60,572     of these shares, which are held for
their individual accounts in the Putnam Investments, Inc. Profit
Sharing Retirement Plan,    a     Trustees who    is an
"interested persons" of the fund and Putnam Management and certain officers of the fund each individually has sole investment power and shared voting power. With respect to the remainder of these shares, the Trustees and officers individually have sole investment power and sole voting power.

   +These holdings do not include shares of Putnam money market funds.

++Mr. Putnam     has sole investment power and    shared
voting power with respect to    all of these     shares    which
are held for his individual account in             Putnam
   Investments, Inc. Profit Sharing Retirement Plan.

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The    Trustees generally meet monthly (except in August) over a
two-day period to review the operations of the fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include the Contract Committee which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee which reviews the quality of services provided by the fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee which reviews matters relating to valuation of securities, brokerage allocations and new investment techniques; the Audit Committee which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds auditors; the Compensation Administration and Legal Affairs Committee which reviews compensation of the trustees and their administrative staff and supervises the engagement of the fund's independent counsel; their administrative staff and supervises the engagement of the fund's independent counsel; and the Nominating Committee which is responsible for selecting nominees for election as Trustees. The Contract Committee which is responsible for selecting nominees for election as Trustees. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities.

Each Trustee receives fees from the fund and     also receives
fees for serving as    a     Trustee of    the     other Putnam
funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees
of other mutual fund complexes.     The tables below show the
number of meetings of the Trustees and certain committees during the past fiscal year, as well as the fees paid to the Trustees for their services.

MEETINGS OF THE TRUSTEES

For the Fiscal Year Ended October 31,    1994

FULL BOARD OF TRUSTEES MEETINGS                              11

AUDIT COMMITTEE MEETINGS                                      3

NOMINATING COMMITTEE MEETINGS                             1

TRUSTEES' FEES

   For the Fiscal Year Ended October 31, 1994

ANNUAL RETAINER FEE PER TRUSTEE                   $1,540

ADDITIONAL ATTENDANCE FEE PER TRUSTEES' MEETING   $25

AGGREGATE FEES PAID TO ALL TRUSTEES FOR THE YEAR*   $26,419

*Includes both annual fees and fees for attendance at Trustees' meetings and certain committee meetings.

   For additional information regarding indemnification and retirement benefits available to Trustees and the operations of the Audit and Nominating Committees of the board, please see
"Further Information About the Fund" on page 27.

For additional information about the fund   ,     including
further information about its Trustees and officers and about
Putnam Management, the fund's investment    adviser,     please
see    "Further      Information   About Putnam Investment
Management, Inc."     on page    21.

2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand    L.L.P.    , One Post Office Square, Boston,
Massachusetts, independent accountants, has been selected by the Trustees as auditors of the fund for the current fiscal year.
Coopers & Lybrand    L.L.P.    , one of the country's preeminent
accounting firms, also serves as the auditor for approximately half of the other funds in the Putnam family. Coopers & Lybrand
   L.L.P.     was selected primarily on the basis of its
expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes    cast     on the matter is necessary to
ratify the selection of independent auditors. A representative of
Coopers & Lybrand    L.L.P.     is expected to be present at the
meeting to make statements and respond to appropriate questions.

3. APPROVAL OF A NEW MANAGEMENT CONTRACT

The Trustees of the fund recommend that shareholders approve a new management contract between the fund and Putnam Management, which provides for an increase in the management fees payable to Putnam Management. The proposed contract, which is attached as Exhibit C, is identical in all substantive respects to the existing contract, except as noted below. Further information about both the current and proposed management contract, the
termination and renewal    procedures    , the services provided
by Putnam Management and its affiliates, and information concerning brokerage and related matters can be found under
   "Further     Information    About Putnam Investment
Management, Inc."     on page    21    .

WHAT DO MANAGEMENT FEES PAY FOR?

Management fees pay Putnam Management for the services it provides in conducting the day-to-day operations of the fund. These include providing the personnel, equipment, and office facilities necessary for the management of the fund's investment portfolio, determining the fund's daily net asset value, maintaining the accounts and records of the fund, preparation of reports to shareholders, compliance with regulatory requirements, and general administration of the fund's affairs.

WHY DID PUTNAM MANAGEMENT RECOMMEND A NEW
MANAGEMENT FEE SCHEDULE TO THE TRUSTEES?

Putnam Management believes that the new management fee schedule will help ensure that Putnam Management receives fees for its services that are competitive with fees paid by other mutual
funds to high   -    quality investment managers. In recent
years, Putnam Management has noted a general increase in the complexity of the investment process and in the competition for talented investment personnel. Putnam Management believes that maintaining competitive management fees will, over the longer
term, enable it to continue to provide high   -    quality
management services to the fund and to the other funds in the Putnam group. Putnam Management also notes that the fund's current management fee schedule has not been changed since 1982 and is substantially lower than the fees paid to managers of
competitive funds    .

HOW DID THE FUND'S TRUSTEES ARRIVE AT THE PROPOSED
MANAGEMENT FEE?

Several years ago, the Trustees undertook a comprehensive review of the management fees paid by the Putnam funds. This review was conducted largely through the Contract Committee of the Trustees, which consists solely of independent Trustees who have no financial interest in Putnam Management. As a result of this review, the Trustees and Putnam Management reached agreement on a system of model fee schedules for the various types of funds in the Putnam group. These model fee schedules have now been implemented for most of the Putnam funds. The proposed new fee schedule for the fund is identical to that which has been implemented for many other Putnam funds.

The Trustees and Putnam Management also reached a general understanding that these model fee schedules should be implemented for a particular fund only following consideration of the fund's comparative investment performance and expense levels. After reviewing comparative data on competitive funds and noting, among other things, the fund's strong relative performance, the Trustees concluded that the Putnam Income Fund was entitled to implement the model fee schedule. The Trustees have indicated that they will continue to look closely at the fund's comparative performance and expense levels in their future
annual    reviews     of the fund's management contract.

WHAT FACTORS DID THE TRUSTEES CONSIDER?

The Trustees placed primary emphasis upon the nature and
quality of the services being provided by Putnam Management, including the relative complexity of managing each fund, and a comparison of recent investment performance, management
fees   ,     and other expenses paid by each fund with those of
similar funds managed by other investment advisers.

The Trustees also considered, among other things, information provided by Putnam Management regarding the profitability of its current and proposed management fee arrangements with each fund (without regard to costs incurred by Putnam Management and its
affiliates in connection with the marketing of shares)        as
well as the benefits to Putnam Management and its affiliates resulting from the fact that affiliates of Putnam Management currently serve as shareholder servicing agent, distributor, and custodian for each of the Putnam funds pursuant to separate contractual arrangements. Following consideration of these and the other factors described above, the Trustees of the fund, including all of the independent Trustees, unanimously approved
the proposed new contract on    September 9    , 1994.

HOW HAS THE PUTNAM INCOME FUND PERFORMED?

As part of any decision regarding management fees, shareholders may wish to consider how the fund has performed. The chart
that follows shows how         $10,000    of class     A shares
of         Putnam Income Fund would have grown to    $25,853
over
a ten   -    year period with dividends reinvested.

[mountain graph appears here]
GROWTH OF A $10,000 INVESTMENT

Class A share performance

Plot points:
   10/31/85                                              11,890
10/31/86                                                 13,649
10/31/87                                                 13,744
10/31/88                                                 15,813
10/31/89                                                 17,504
10/31/90                                                 17,863
10/31/91                                                 21,087
10/31/92                                                 23,587
10/31/93                                                 26,974
10/31/94                                             25,853

TOTAL RETURN
AS OF    10/31/94                                    ANNUALIZED
CLASS A SHARES                                           RETURN
10 years                9.96%
5 years                  8.11
3 years                  7.03
1 year                      -4.16

ANNUALIZED         ANNUALIZED
CLASS B SHARES      RETURN IF YOU                 RETURN IF YOU
 DID NOT REDEEM        DID REDEEM
Since inception (3/1/93)    1.10%                    -1.06%
   1 year               -   4.98%                    -9.41%

   Performance assumes reinvestment of distributions at net asset value, represents past results, and does not account for taxes or for payments under the fund's class A share distribution plan prior to its inception in 1990. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The average annual total return for Class A shares for the one-, three-, five-, and ten-year periods ended October 31, 1994
was     -8.74%, 5.30%, 7.08%, and 9.42%, respectively, adjusted
to reflect the deduction of the maximum sales charge of 4.75%. Class B share performance shown above reflects the maximum contingent deferred sales charge of 5% for 1 year and 4% for life of class, if shares were redeemed on October 31, 1994. There were no Class M shares outstanding during such periods. The cumulative total return for Class Y shares since the inception of the class on May 16, 1994 through October 31, 1994 was -0.35%.

HOW HAS THE PUTNAM INCOME FUND PERFORMED IN COMPARISON TO SIMILAR
FUNDS?

Another way of evaluating the performance of the Putnam Income Fund is to compare it to other fixed-income funds. In reviewing the Fund's relative performance, your Trustees and Putnam Management compare the Putnam Income Fund to other funds with similar investment objectives and strategies. When evaluated in that group, the total return of the Class A shares of the Putnam Income Fund ranked in the top 21% of 43 such funds for the twelve months ended October 31, 1994, in the top 24% of 42 such funds for the three years ended October 31, 1994 and in the top 17% of 41 such funds for the five years ended October 31, 1994. This means that for all three periods the Fund's Class A total return was in the top quarter of this group. In addition, the dividend yield of the Putnam Income Fund for the twelve months ended October 31, 1994 ranked in the top 21% of this group.

WHAT IS THE EFFECT OF THE NEW MANAGEMENT FEE SCHEDULE?

Under the new management contract, the annual management fee paid by the fund to Putnam Management would be increased as follows:

Existing Fee                       Proposed Fee

FIRST $100 MILLION      0.50%      FIRST $500 MILLION     0.65%
NEXT $100 MILLION       0.40%      NEXT $500 MILLION      0.55%
OVER $200 MILLION       0.35%      NEXT $500 MILLION      0.50%
                                NEXT $5     BILLION       0.45%
                                NEXT $5 BILLION          0.425%
                             NEXT $5 BILLION             0.405%
                             NEXT $5 BILLION              0.39%
                             THEREAFTER               0.38%

Based upon net assets of the fund as of    November 30, 1994 of
$947,628,099    , the effective annual management fee rate under
the proposed fee schedule would be    .60%     as compared to
   .37%     under the existing schedule.  This    represents an
increase of $0.23 in     annual expenses    for each $100
invested in the fund    .  The new management fee schedule, like
the old, provides for lower management fee rates as the fund's assets increase.

For its fiscal years ended October 31,    1993     and October
31,    1994    , the fund paid management fees to Putnam
Management of    $2,868,583   and $3,505,928    , respectively.
If the proposed new management contract had been in effect for
those years, the fund would have paid fees of    $4,696,423 and
$5,695,029, respectively    .

ARE THERE ANY OTHER PROPOSED CHANGES?

The only other substantive changes in the new management contract relate to the payment by the fund of the compensation and related expenses of certain officers of the fund.

The existing contract requires the fund to reimburse Putnam Management for the compensation and related expenses of the fund's Vice Chairman and such other officers of the fund and their assistants as the Trustees of the fund may determine. Since January 1, 1992, the administrative duties previously performed by the office of Vice Chairman have been divided among various other officers of the fund. As a result, the new contract provides for the payment by the fund of the compensation and related expenses of such officers of the fund and their assistants as the Trustees may determine.

WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO PASS THE
PROPOSAL?

Approval of the new management contract will require the "yes" vote of a "majority of the outstanding voting securities" of the fund, as provided in the Investment Company Act of 1940. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. If the shareholders do not approve the new contract, the existing management contract will continue in effect.

THE TRUSTEES BELIEVE THAT THE PROPOSED NEW MANAGEMENT FEE IS FAIR
AND REASONABLE AND IN THE BEST INTERESTS OF THE SHAREHOLDERS OF
THE FUND.  ACCORDINGLY, THE TRUSTEES RECOMMEND THAT SHAREHOLDERS
VOTE FOR APPROVAL OF THE PROPOSED NEW CONTRACT.

   FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER
MEETING

QUORUM AND METHODS OF TABULATION. Thirty percent of the shares
entitled to vote -   -     present in person or represented by
proxy -   -    constitutes a quorum for the transaction of
business with respect to any proposal at the meeting (unless
otherwise noted in the proxy    statement.)     Shares
represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a
particular matter)    will be counted     as shares that are
present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of the fund and employees of Putnam Management,
Putnam Fiduciary Trust Company   ,     and Putnam Mutual Funds
may solicit proxies in person or by telephone. The fund may also arrange to have votes recorded by telephone. The telephone voting
procedure is designed to authenticate    shareholders'
identities,     to allow    shareholders     to authorize the
voting of    their     shares in accordance with    their
instructions and to confirm that    their     instructions have
been properly recorded. The fund has been advised by counsel that these procedures are consistent with the requirements of
applicable law.    If     these procedures were subject to a
successful legal challenge, such votes would not be counted at the meeting. The fund is unaware of any such challenge at this
time.    Shareholders     would be called at the phone number
Putnam Investments has in its records for    their accounts    ,
and would be asked for    their     Social Security
   numbers     or other identifying information. The
   shareholders     would then be given an opportunity to
authorize proxies to vote    their     shares at the meeting in
accordance with    their     instructions. To ensure that the
   shareholders'     instructions have been recorded correctly,
   they     will also receive a confirmation of    their
instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. The fund has retained at its
expense    Tritech Services, Four Corporate Place, Corporate Park
287, Piscataway, New Jersey  08854    , to aid in the
solicitation    of     instructions for nominee accounts for a
fee not to exceed    $8,500       plus reasonable out-of-pocket
expenses.    The fund has also retained D.F. King & Co., Inc., 77
Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered accounts for a fee not to exceed $15,000 plus reasonable out-of-pocket expenses for mailing and phone costs.

REVOCATION OF PROXIES. Proxies, including proxies given by
telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the fund, by properly
executing a later-dated proxy        or by attending the meeting
and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the fund does not currently intend to hold such a meeting in
   1996    . Shareholder proposals for inclusion in the proxy
statement for any subsequent meeting must be received by the fund within a reasonable period of time prior to any such meeting.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. A copy of the fund's annual report for its most recent fiscal year, including financial statements, has previously been mailed to shareholders.

   FURTHER     INFORMATION    ABOUT PUTNAM INVESTMENT MANAGEMENT,
INC.

PUTNAM INVESTMENT MANAGEMENT, INC.        and its affiliates,
Putnam Mutual Funds   , the principal underwriter for shares of
the fund,     and Putnam Fiduciary Trust Company, the fund's
investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036.
Marsh & McLennan Companies, Inc.   ,     and its operating
subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management
businesses. A certified balance sheet of Putnam Management    as
of December 31, 1993     is attached to this Proxy Statement as
Exhibit A   -1, and an uncertified balance sheet of Putnam
Management as of September 30, 1994 is attached as Exhibit A-2. To Putnam Management's knowledge, there has been no material adverse change in its financial condition since September 30, 1994. Proxies solicited by the Trustees for the meeting will not be voted for approval of any proposal to be voted on by the shareholders unless (a)(1) in the Trustees' judgment, there has been no material adverse change in Putnam Management's financial condition between September 30, 1994 and December 31, 1994, and
(2) the fund has received a certificate from the President or a Senior Vice President of Putnam Management, dated April 6, 1995, that, to his or her knowledge, there has been no material adverse change in Putnam Management's financial condition since December 31, 1994, except as otherwise disclosed to the shareholders in additional proxy solicitation materials, or (b) the fund shall have mailed to all shareholders or record a certified balance sheet of Putnam Management as of December 31, 1994 and given the shareholders the opportunity to revoke any proxies previously furnished.

The directors of Putnam Management are George Putnam, Lawrence J.
Lasser   ,     and Gordon H. Silver. Mr. Lasser is the principal
executive officer of Putnam Management. The principal occupations
of Messrs. Putnam, Lasser   ,     and Silver are as officers and
directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

In addition to its services to the fund, Putnam Management acts as investment adviser or subadviser of other publicly owned investment companies having differing investment objectives. For the names of such funds and the current rates of Putnam Management's annual fees as adviser or subadviser of such funds, see Exhibit B in this Proxy Statement.

Putnam Management is also affiliated with The Putnam Advisory Company, Inc., which together with its subsidiaries furnishes investment advice to domestic and foreign institutional clients and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

Some officers and directors of Putnam Management, including some who are officers of the fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

THE MANAGEMENT CONTRACT. Putnam Management serves as investment manager of the fund pursuant to a Management Contract. The
management fee payable under the Contract is described in Exhibit
B to this Proxy Statement. The fees paid to Putnam Management in the most recent fiscal year are shown below under "Further
   Information About     the    Fund    ."

Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay. See "Brokerage and research services" below.

The fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of the fund and their assistants. Currently, the fund reimburses Putnam Management for a portion of the compensation and related expenses of certain officers of the fund who provide certain administrative services to the fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth below under "Further
   Information About     the    Fund    ." Putnam Management pays
all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing
agent   ,     and shareholder reporting expenses.

The Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with
rendering services thereunder in the absence of willful
misfeasance, bad faith, gross negligence   ,     or reckless
disregard of its obligations and duties.

The Contract may be terminated without penalty upon 30 days' written notice by Putnam Management, by the Trustees of the fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the fund (as defined in the Investment Company Act of 1940). It may be amended only by an affirmative vote of the holders of a majority of the outstanding voting securities of the fund and by a majority of the Trustees who are not "interested persons" of the fund or Putnam Management.

The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the fund and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund.

INVESTMENT DECISIONS. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving each client's respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be
bought    or     sold for some clients even though it could have
been bought or sold for other clients at the same time. Likewise, a particular security may be bought for some clients when other clients are selling the security. In some cases, one client may sell a particular security to another client. When two or more clients simultaneously purchase or sell the same security, each day's transactions in the security are, insofar as possible, averaged as to price and allocated between the clients in a manner which in the opinion of Putnam Management is equitable to each and in accordance with the total amount of the security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock
exchanges, commodities markets and futures markets   ,     and
other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually
includes an undisclosed dealer commission or    markup    . In
underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the fund will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the fund will not ordinarily pay significant brokerage commissions with respect to securities transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements.
        Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines,
pricing services, quotation services, news services   ,     and
personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears the portion of the cost of these services that directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the
reputation, experience   ,     and financial stability of the
broker-dealer involved   ,     and the quality of service
rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments except to the extent necessary, in its judgment, to obtain the overall best net price and execution for the fund's portfolio transactions. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Rules of Fair Practice of the National
Association of Securities Dealers, Inc.   ,     and subject to
seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

PAYMENTS TO AFFILIATES OF PUTNAM MANAGEMENT. Putnam Mutual Funds is the principal underwriter of shares of the fund and of the
other continuously         offered Putnam funds. Putnam Fiduciary
Trust Company is the fund's investor servicing agent and custodian. The amount of sales charges retained by Putnam Mutual Funds and the investor servicing fees and custodian fees paid to Putnam Fiduciary Trust Company in the fund's most recent fiscal
year are set forth in "Further    Information About     the
   Fund    ."

Under         its Class A Distribution Plan, the fund may make
payments to Putnam Mutual Funds at the annual rate of up to 0.35% of the average net assets of the fund. At present,
payments under the plan are limited    to     the annual rate of
0.25%. Payments under the Class A Distribution Plan compensate
Putnam Mutual Funds for    services     provided and expenses
incurred by it in promoting the sale of shares of the fund, reducing redemptions or maintaining or improving services provided to shareholders by Putnam Mutual Funds or by dealers. The fee paid to Putnam Mutual Funds under the Plan in the fund's
most recent fiscal year is set forth in "Further    Information
About     the    Fund."

Under         its Class B    and Class M     Distribution
   Plans    , the fund compensates Putnam Mutual Funds at the
annual rate of up to 1.00% of the average net assets of the fund
attributable to    class     B shares    and class M shares, as
the case may be    , including commissions and services fees paid
by it to dealers.    At present, payments under the Class M Plan
are limited to 0.50%.     The purpose of the Class B    and Class
M Plans     is to permit the fund to compensate Putnam Mutual
Funds for services provided and expenses incurred by it in
promoting the sale of    class B shares and class M     shares.
The fee paid to Putnam Mutual Funds under the    Plans     in the
fund's most recent fiscal year is set forth in "Further
   Information About     the    Fund.    "

A substantial portion of payments made to Putnam Mutual Funds
under these plans is used to pay        or reimburse Putnam
Mutual Funds for payment of service fees paid to investment dealers for their ongoing services to shareholders.

FURTHER INFORMATION ABOUT THE FUND

TRUSTEE COMPENSATION. Each Trustee of the fund receives an annual fee, and an additional fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The annual fee
paid, the number of Trustees' meetings held   ,     and the
aggregate fees paid to all Trustees are set forth in the section on Trustees' compensation under Proposal 1.

The fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, except as otherwise determined by the Trustees, will be an annual cash benefit equal to one-half of the Trustee retainer paid by the fund at the time of retirement. Several retired Trustees of the fund are currently receiving retirement benefits pursuant to these Guidelines and it is anticipated that the current Trustees of the fund will receive similar benefits upon their retirement. The Trustees of the fund reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of the fund include only Trustees who are not "interested persons" of the fund or Putnam Management. The Audit Committee recommends to the Trustees the independent public accountants to be selected as auditors for the fund. It also
reviews the performance, scope of work   ,     and compensation
of such    auditors    , and reviews with such auditors the
quality, accounting controls, procedures   ,     and adequacy of
the accounting services rendered to the fund by Putnam Management and by the fund's investor servicing agent and custodian. The Audit Committee reports to the Trustees the results of its inquiries. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins, Putnam, III (without vote), Smith
(without vote)   ,     and Mrs. Kennan.

The Nominating Committee consists only of Trustees who are not "interested persons" of the fund or Putnam Management. It recommends to the Trustees persons to be elected as Trustees and
as Chairman, Vice Chairman, President   ,     and certain other
officers of the fund. The Nominating Committee will consider individuals proposed by a shareholder for election as a Trustee. Shareholders wishing to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the fund. The Nominating Committee currently consists of Mrs. Kennan and Dr. Pounds (Co-chairpersons), Mrs. Baxter, and Messrs. Estin, Hill, Patterson, Perkins and Thorndike.

In addition to George Putnam and Lawrence J. Lasser, the officers of the fund are Charles E. Porter, Executive Vice President, Patricia C. Flaherty, Senior Vice President, Gordon H. Silver,
Gary N. Coburn, Alan J. Bankart, Rosemary Thomsen,    F. Mark
Turner, D. William Kohli,     Kenneth J. Taubes, the fund's
portfolio manager, William N. Shiebler, President of Putnam Mutual Funds, John R. Verani, and Paul M. O'Neil, each of whom serves as a Vice President, John D. Hughes, Vice President and Treasurer, and Beverly Marcus, Clerk of the fund. All of the officers of the fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and
Putnam Mutual Funds, Messrs. Putnam,         Putnam, III, Lasser,
and Smith (nominees for Trustees of the fund), as well as the officers of the fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS OF THE FUND
        SHARES    OUTSTANDING

Net assets of the fund as of    November 30, 1994$947,628,099

         Class A shares of the fund outstanding
            and     authorized to vote as of
            November 30,     1994
            118,887,054                                  shares

         Class B shares of the fund outstanding
            and     authorized to vote as of
            November 30,     1994
            26,360,396                                   shares

            Class M shares of the fund outstanding
         and authorized to vote as of
         November 30, 1994                           155 shares

         Class Y shares of the fund outstanding
         and authorized to vote as of
         November 30, 1994                 1,188,678 shares

         Persons beneficially owning more than
         5% of the fund's    class     A shares as of
            November 30,     1994                      NONE

         Persons beneficially owning more than
         5% of the fund's    class     B shares as of
            November 30,     1994
                                                           NONE

         Persons beneficially owning more than
         5% of the fund's class M shares as of
         November 30, 1994:  Putnam Investments, Inc.
         One Post Office Square, Boston, Massachusetts,
         02109; owned 155 shares representing 100% of the outstanding class M shares

         Persons beneficially owning more than
         5% of the fund's class Y shares as of
         November 30, 1994                             NONE

FOR THE FISCAL YEAR ENDED OCTOBER 31,    1994


MANAGEMENT CONTRACT

         The management contract dated
         November 5, 1982   ,     was approved by the
         shareholders on that date and was
         last approved by the Trustees
         on January    6, 1995    .

         Management fee paid to Putnam
         Management                              $3,505,928

         Reimbursement paid by the fund to Putnam
         Management for compensation and related
         expenses including employee benefit plan
         contributions for the fund's Executive
         Vice President (Charles E. Porter),
         Senior Vice President (Patricia C. Flaherty),
         Clerk (Beverly Marcus)   ,     and their
         assistants.
   $9,739

PAYMENTS TO    AFFILIATES

         Sales charges on sales of    class     A shares
         retained by Putnam Mutual Funds after
         payments to selling broker-dealers        $526,779

            Sales charges on sales of class M shares
         retained by Putnam Mutual Funds after
         payments to selling broker-dealers
         (Class M shares were not in existence
         during this period)                           NONE

         Deferred sales charges on    class     A share
         redemptions retained by Putnam
         Mutual Funds                            $10,970

         Deferred sales charges on    class     B share
         redemptions retained by Putnam
         Mutual Funds                              $542,560

         Payments under Class A Distribution Plan to
         Putnam Mutual Funds                     $1,985,789

         Payments under Class B Distribution Plan
         to Putnam Mutual Funds                    $1,466,438

         Payments under Class M Distribution Plan to
         Putnam Mutual Funds (Class M shares were not      NONE
         in existence during this period)

         Investor servicing and custodian fees
         paid to Putnam Fiduciary Trust Company
         (after application of credits   , if any)  $1,489,397

BROKERAGE*

         Total fund payments to broker-dealers as
         commissions on agency transactions   $1,730,430

         Total fund payments to broker-dealers as
         commissions on underwritten transactions     $212,500

   EXHIBIT A-1
PUTNAM INVESTMENT MANAGEMENT, INC.
BALANCE SHEET
DECEMBER 31, 1993


ASSETS:
  Cash                                             $        300
  Investments (note 2)                                   50,000
  Investment management fees receivable              60,817,927
  Accounts receivable from affiliates (note 6)                  1,819,578
  Prepaid expenses and other assets                   2,759,786
  Property and equipment - net (notes 2 & 3)          5,105,571
                                                   ------------
TOTAL ASSETS                                        $70,553,162
                                                   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued
   expenses (note 5)                               $ 20,704,486
  Accounts payable to affiliate                             916
                                                   ------------
TOTAL LIABILITIES                                    20,705,402
                                                   ------------

STOCKHOLDER'S EQUITY:

  Common stock - $1 par value; authorized
   and outstanding, 1,000 shares                          1,000
  Paid-in surplus                                     4,696,665
  Retained earnings                                  45,150,095
                                                   ------------
Total stockholder's equity                           49,847,760
                                                   ------------

TOTAL LIABILITIES AND STOCKHOLDER'S
EQUITY                                              $70,553,162
                                                   ============


                        See notes to balance sheet.

PUTNAM INVESTMENT MANAGEMENT, INC.
NOTES TO BALANCE SHEET

1.  CORPORATE AFFILIATION

    Putnam Investment Management, Inc. (the Company) is a wholly owned subsidiary of Putnam Investments, Inc., (the Parent), which is a wholly owned subsidiary of Marsh & McLennan
    Companies, Inc. (MMC).

    The Company's primary business is to provide investment advisory services to Putnam-sponsored mutual funds. In connection with providing these services, the Company receives a management fee which is based upon the average net asset value of the respective fund to which the services are provided.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS. Investments consist of time deposits held by Putnam Fiduciary Trust Company, an affiliate. Investments are recorded at the lower of cost or market.

    PROPERTY AND EQUIPMENT. Property and equipment are recorded at cost. Office and data processing equipment are depreciated using the straight-line method over their estimated useful lives of four to ten years. Leasehold improvements are amortized using the straight-line method over ten years or the period covered by the lease, whichever is less. Additions, renewals, and betterments of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to income when incurred.

3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

    Office and data processing equipment        $ 3,610,612
    Less accumulated depreciation               (2,244,442)
                                               ------------
                                                 1,366,170
                                               ------------

    Leasehold improvements                        6,051,063
    Less accumulated amortization               (2,311,662)
                                               ------------
                                                  3,739,401
                                               ------------

    Property and equipment - net                $ 5,105,571
                                               ============

4.  INCOME TAXES

    In accordance with the provisions of Statement of Financial Accounting Standards No. 109 - Accounting for Income Taxes, the Company records a current liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences.

    The Company, through MMC, files its federal tax return as a member of a consolidated group. The Parent allocates its current and deferred tax provision or benefit to the Company in a manner which is representative of how the Company would compute its provision as a separate entity.

    Under an agreement with the Parent, the Company pays the Parent each month for the amount of its net current and deferred tax provision. If the Company has a net tax benefit, the Parent pays the Company that amount. The Parent then assumes responsibility for the payment of all taxes in accordance with federal, state and local laws. As a result of this agreement, the Company has no current or deferred tax liability or asset reflected in its balance sheet at December 31, 1993.

5.  EMPLOYEE BENEFIT PLANS

    PROFIT SHARING PLAN. The Company, the Parent and affiliates sponsor a profit-sharing plan (the Plan) covering substantially all employees, providing for annual contributions as determined by the Board of Directors.
    Contributions payable to the Plan at December 31, 1993 were $557,000.

    RETIREE HEALTH CARE PLAN. MMC provides a health care plan which covers all eligible retirees of the Company and its affiliates. The Parent subsidizes a portion of the cost of the plan. The Parent allocates its cost of the plan to the Company and its affiliates in a manner which management believes reflects the actual cost of the plan on an accrual basis.

6.  RELATED PARTY TRANSACTIONS

    The Company shares office facilities and personnel with other wholly owned subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

    Accounts receivable from affiliates primarily represents advances made to the Parent in connection with the Parent's cash management policy.

    In 1993 the Company paid a dividend of $100,000,000 to the Parent.

INDEPENDENT AUDITORS' REPORT

PUTNAM INVESTMENT MANAGEMENT, INC.

We have audited the accompanying balance sheet of Putnam
Investment Management, Inc. (a wholly owned subsidiary of Putnam
Investments, Inc.) as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Putnam Investment
Management, Inc. at December 31, 1993 in conformity with generally accepted accounting principles.














DELOITTE & TOUCHE LLP

February 10, 1994
Boston, Massachusetts

EXHIBIT A-2
PUTNAM INVESTMENT MANAGEMENT, INC.
BALANCE SHEET
SEPTEMBER 30, 1994
(UNAUDITED)


ASSETS:
  Cash                                             $        300
  Investments (note 2)                                   50,000
  Investment management fees receivable              68,476,655
  Accounts receivable from affiliates (note 6)                     103,307,814
  Prepaid expenses and other assets                   2,274,796
  Property and equipment - net (notes 2 & 3)          5,434,638
                                                   ------------
TOTAL ASSETS                                       $179,544,203
                                                   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued
   expenses (note 5)                               $ 30,055,860
  Accounts payable to affiliate                             916
                                                   ------------
Total Liabilities                                    30,056,776
                                                   ------------

STOCKHOLDER'S EQUITY:

  Common stock - $1 par value; authorized
   and outstanding, 1,000 shares                          1,000
  Paid-in surplus                                     4,696,665
  Retained earnings                                 144,789,762
                                                   ------------
Total stockholder's equity                          149,487,427
                                                   ------------

TOTAL LIABILITIES AND STOCKHOLDER'S
EQUITY                                             $179,544,203
                                                   ============


                        See notes to balance sheet.

PUTNAM INVESTMENT MANAGEMENT, INC.
NOTES TO BALANCE SHEET
(UNAUDITED)

1.  CORPORATE AFFILIATION

    Putnam Investment Management, Inc. (the Company) is a wholly owned subsidiary of Putnam Investments, Inc., (the Parent), which is a wholly owned subsidiary of Marsh & McLennan
    Companies, Inc. (MMC).

    The Company's primary business is to provide investment advisory services to Putnam-sponsored mutual funds. In connection with providing these services, the Company receives a management fee which is based upon the average net asset value of the respective fund to which the services are provided.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS. Investments consist of time deposits held by Putnam Fiduciary Trust Company, an affiliate. Investments are recorded at cost.

    PROPERTY AND EQUIPMENT. Property and equipment are recorded at cost. Office and data processing equipment are depreciated using the straight-line method over their estimated useful lives of four to ten years. Leasehold improvements are amortized using the straight-line method over ten years or the period covered by the lease, whichever is less. Additions, renewals, and betterments of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to income when incurred.

3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

    Office and data processing equipment         $4,664,662
    Less accumulated depreciation               (2,501,227)
                                               ------------
                                                  2,163,435
                                               ------------

    Leasehold improvements                        6,050,967
    Less accumulated amortization               (2,779,764)
                                               ------------
                                                  3,271,203
                                               ------------

    Property and equipment - net                $ 5,434,638
                                               ============

4.  INCOME TAXES

    In accordance with the provisions of Statement of Financial Accounting Standards No. 109 - Accounting for Income Taxes, the Company records a current liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences.

    The Company, through MMC, files its federal tax return as a member of a consolidated group. The Parent allocates its current and deferred tax provision or benefit to the Company in a manner which is representative of how the Company would compute its provision as a separate entity.

    Under an agreement with the Parent, the Company pays the Parent each month for the amount of its net current and deferred tax provision. If the Company has a net tax benefit, the Parent pays the Company that amount. The Parent then assumes responsibility for the payment of all taxes in accordance with federal, state and local laws. As a result of this agreement, the Company has no current or deferred tax liability or asset reflected in its balance sheet at September 30, 1994.

5.  EMPLOYEE BENEFIT PLANS

    PROFIT SHARING PLAN. The Company, the Parent and affiliates sponsor a profit-sharing plan (the Plan) covering substantially all employees, providing for annual contributions as determined by the Board of Directors.
    Contributions payable to the Plan at September 30, 1994 were $472,000.

    RETIREE HEALTH CARE PLAN. MMC provides a health care plan which covers all eligible retirees of the Company and its affiliates. The Parent subsidizes a portion of the cost of the plan. The Parent allocates its cost of the plan to the Company and its affiliates in a manner which management believes reflects the actual cost of the plan on an accrual basis.

6.  RELATED PARTY TRANSACTIONS

    The Company shares office facilities and personnel with other wholly owned subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

    Accounts receivable from affiliates primarily represents advances made to the Parent in connection with the Parent's cash management policy.

EXHIBIT B
                                       NAME OF FUND
MANAGEMENT FEE RATE        (NET ASSETS AS OF NOVEMBER 30, 1994)

0.45% of the first          Putnam California Tax Exempt Money
$500 million of average     Market Fund
net assets, 0.35% of the    ($57,233,636)
next $500 million, 0.30%
of the next $500 million,   Putnam Capital Manager Trust:
and 0.25% of any excess        PCM Money Market Fund
over $1.5 billion              ($262,332,405)

                            Putnam New York Tax Exempt Money
                            Market Fund
                            ($47,244,513)

                            Putnam Tax Exempt Money Market Fund
                            ($91,022,724)
- ----------------------------------------------------------------
0.50% of the first $100     Putnam Money Market Fund
million of average net      ($1,426,344,876)
assets, 0.40% of the next
$100 million, 0.35% of the
next $300 million, 0.325%
of the next $500 million,
and 0.30% of any excess
over $1.0 billion
- ----------------------------------------------------------------
0.50% of the first $100     Putnam Income Fund
million of average net      ($947,628,099)
assets, 0.40% of the next
$100 million, and 0.35%
of any excess over $200
million

Proposed to be changed to
0.65% of the first $500
million of average net
assets, 0.55% of the next
$500 million, 0.50% of the
next $500 million, 0.45%
of the next $5 billion, 0.425%
of the next $5 billion; 0.405%
of the next $5 billion, 0.39%
of the next $5 billion, and
0.38% thereafter

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

0.50% of the first          Putnam Municipal Opportunities
$500 million of average     Trust*+
net assets, 0.43% of the    ($238,307,106)
next $500 million, 0.39%    Putnam Investment Grade Intermediate
of the next $500 million,   Municipal Trust+
and 0.35% of any excess     ($41,972,312)
over $1.5 billion













*If dividends payable on the Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the gross income of the Trust during that period attributable to the investment of the proceeds of the Preferred Shares, then the fee payable to Putnam Management for that period will be reduced by an amount equal to the product of such excess and a fraction, the numerator of which shall be the fee otherwise payable to Putnam Management pursuant to the Management Contract and the denominator of which shall be the sum of the fee otherwise payable to Putnam Management pursuant to the Management Contract and the administrative service fee otherwise payable to Putnam Management under the Administrative Services Contract between the Trust and Putnam Management; provided, however, that the amount of such reduction for any such dividend period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of shares of Preferred Shares outstanding during the dividend period by (ii) the percentage of the aggregate net asset value of the Trust which the fee payable to Putnam Management during such dividend period pursuant to the Management Contract would constitute without giving effect to such reduction.


+Under its Administrative Services Contract with Putnam Management, the Trust will pay Putnam Management a quarterly fee based on the Trust's average net asset value at the annual rate of 0.20% of the first $500 million of average net assets, 0.17% of the next $500 million, 0.16% of the next $500 million, and 0.15% of any excess over $1.5 billion.
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

                            Putnam Investment Grade Municipal
                            Trust III*+
                            ($57,603,262)
- -----------------------------------------------------------------
0.55% of the first          Putnam Managed High Yield Trust+
$500 million of average     ($93,104,504)
net assets, 0.48% of the
next $500 million, 0.44%
of the next $500 million,
and 0.40% of any excess
over $1.5 billion







*If dividends payable on any Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the gross income of the Trust during that period attributable to the investment of the proceeds of the Preferred Shares, then the management fee payable to Putnam Management for that period will be reduced by an amount equal to the product of such excess and a fraction, the numerator of which shall be the fee otherwise payable to Putnam Management pursuant to the Management Contract and the denominator of which shall be the sum of the fee otherwise payable to Putnam Management pursuant to the Management Contract and the administrative service fee otherwise payable to Putnam Management under the Administrative Services Contract between the Trust and Putnam Management; provided, however, that the amount of such reduction for any such dividend period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of Preferred Shares outstanding during the dividend period, by (ii) the percentage of the aggregate net asset value of the Trust which the fee payable to Putnam Management during such dividend period pursuant to the Management Contract would constitute without giving effect to such reduction.


+Under its Administrative Services Contract with Putnam Management, the Trust will pay Putnam Management a quarterly fee based on the Trust's average net asset value at the annual rate of 0.20% of the first $500 million of average net assets, 0.17% of the next $500 million, 0.16% of the next $500 million, and 0.15% of any excess over $1.5 billion.
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

0.57% of the first $500     Putnam U.S. Government Income Trust
million of average net      ($4,700,976,488)
assets, 0.475% of the next
$500 million, 0.4275% of the
next $500 million, and 0.38%
of any excess over $1.5
billion
- -----------------------------------------------------------------
0.60% of average net        Putnam Capital Manager Trust:
assets
                              PCM Global Growth Fund
                              ($651,666,674)

                              PCM U.S. Government and High
                              Quality Bond Fund
                              ($634,773,635)

                              PCM Utilities Growth and Income
                              Fund
                              ($381,803,288)
- -----------------------------------------------------------------
0.60% of the first $1.0     Putnam Balanced Government Fund
billion, 0.50% of the       ($75,342,610)
next $500 million, and
0.45% of any excess over
$1.5 billion
- -----------------------------------------------------------------
0.60% of the first $500     Putnam American Government Income
million of average net      Fund
assets, 0.50% of the next   ($2,287,085,427)
$1.0 billion, 0.45% of
the next $1.0 billion,
0.40% of the next $4.5
billion, 0.375% of the
next $2.5 billion, and
0.35% of any excess over
$9.5 billion
- -----------------------------------------------------------------
0.60% of the first $500     Putnam Adjustable Rate U.S.
million of average net      Government Fund
assets, 0.50% of the        ($143,167,073)
next $500 million, 0.45%
of the next $500 million,   Putnam Arizona Tax Exempt Income Fund
and 0.40% of any excess     ($145,209,618)
over $1.5 billion

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

                            Putnam California Tax Exempt Income
                            Trust:
                                Putnam California Intermediate
                                Tax Exempt Fund
                                ($6,385,471)

                                Putnam California Tax Exempt
                                Income Fund
                                ($3,351,552,421)

                            Putnam Florida Tax Exempt Income Fund
                            ($286,635,795)

                            Putnam Intermediate Tax Exempt Fund
                            ($9,088,395)

                                 Putnam Massachusetts Tax Exempt
                                 Income Fund II
                            ($254,646,211)

                            Putnam Michigan Tax Exempt Income
                            Fund II
                            ($134,370,669)

                            Putnam Minnesota Tax Exempt Income
                            Fund II
                            ($100,476,378)

                            Putnam New Jersey Tax Exempt Income
                            Fund
                            ($270,563,403)

                            Putnam New York Tax Exempt Income
                            Trust:
                                Putnam New York Tax Exempt Income
                                     Fund
                                ($2,071,436,821)

                                Putnam New York Intermediate Tax
                                 Exempt Fund
                                 ($2,566,884)

                            Putnam Ohio Tax Exempt Income Fund II
                            ($203,478,980)

                            Putnam Pennsylvania Tax Exempt Income
                            Fund
                            ($189,547,811)

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

                            Putnam Tax Exempt Income Fund
                            ($2,276,495,003)

                            Putnam Tax-Free Income Trust:
                               Putnam Tax-Free Insured Fund
                               ($525,112,084)

- -----------------------------------------------------------------
0.60% of the first $100     The George Putnam Fund of Boston
million of average net      ($1,133,499,445)
assets, 0.50% of the next
$100 million, 0.40% of the
next $300 million, 0.325%
of the next $500 million,
and 0.30% of any excess
over $1.0 billion
- -----------------------------------------------------------------
0.60% of the first $500     Putnam New York Tax Exempt
million of average net      Opportunities Fund
assets, 0.50% of the        ($173,709,603)
next $500 million, 0.45%
of the next $500 million,
0.40% of the next $5 billion,
0.375% of the next $5 billion,
0.355% of the next $5 billion,
0.340% of the next $5 billion,
and 0.330% thereafter
- -----------------------------------------------------------------
0.65% of the first $500     Putnam Capital Appreciation Fund
million of average net      ($42,106,190)
assets, 0.55% of the next
$500 million, 0.50% of the  Putnam Capital Growth and Income Fund
next $500 million, and      ($2,177,988)
0.45% of any excess over
$1.5 billion
                            Putnam Capital Manager Trust:
                                PCM Growth and Income Fund
                                ($1,858,714,048)

                            Putnam Convertible Income-Growth
                            Trust
                            ($703,005,143)

                            Putnam Corporate Asset Trust
                            ($118,577,155)

                            Putnam Dividend Growth Fund
                            ($54,582,244)

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

                            Putnam Growth Fund
                            ($2,952,424)

                            Putnam Investors Fund
                            ($788,572,641)

                            Putnam Managed Income Trust
                            ($442,098,773)

                            Putnam Municipal Income Fund
                            ($1,176,827,665)

                            Putnam Research Analysts Fund
                            ($3,002,450)

                            Putnam Tax-Free Income Trust:
                                Putnam Tax-Free High Yield Fund
                                ($1,746,272,791)

                            Putnam Vista Fund
                            ($808,701,091)
- -----------------------------------------------------------------
0.65% of the first          Putnam Investment Funds:
$500 million of average        Putnam Balanced Fund
net assets, 0.55% of the       ($20,000)*
next $500 million, 0.50%
of the next $500 million,   The Putnam Fund for Growth & Income
0.45% of the next $5        ($9,023,333,776)
billion, 0.425% of the next
$5 billion, 0.405% of the next
$5 billion, 0.39% of        Putnam Growth and Income Fund II
the next $5 billion,        ($100,000)
and 0.38% thereafter
- -----------------------------------------------------------------










*As of December 13, 1994

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

0.70% of average net        Putnam High Yield Municipal Trust*
assets                      ($224,783,680)

                            Putnam Investment Grade Municipal
                            Trust**
                            ($364,847,615)

                            Putnam Tax-Free Health Care Fund
                            ($185,433,781)

*If dividends payable on the Trust's Preferred Shares during any dividend payment period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income attributable to the liquidation value of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).

**If dividends payable on the Trust's Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income and net short-term capital gains (but not long-term capital gains) attributable to the investment of the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

0.70% of the first $500     Putnam Asset Allocation Funds:
million of average net        Balanced Portfolio
assets, 0.60% of the next     ($230,296,527)
$500 million, 0.55% of the
next $500 million, and        Conservative Portfolio
0.50% of any excess over      ($74,710,886)
$1.5 billion
                              Growth Portfolio
                              ($116,547,112)

                            Putnam California Investment Grade
                            Municipal Trust*
                            ($76,613,808)
                            Putnam Capital Manager Trust:
                                PCM Diversified Income Fund
                                ($214,467,273)

                                PCM Global Asset Allocation Fund
                                ($410,253,418)

                                PCM High Yield Fund
                                ($315,206,046)

                                PCM New Opportunities Fund
                                ($56,410,337)

                                PCM Voyager Fund
                                ($982,552,557)

                            Putnam Diversified Income Trust
                            ($3,045,603,878)

                            Putnam Diversified Equity Trust
                            ($126,879,897)

                            Putnam Health Sciences Trust
                            ($860,596,124)

                            Putnam High Yield Advantage Fund
                            ($691,418,334)

*If dividends payable on the Trust's Remarketed Preferred Shares during any dividend payment period plus any expenses attributable to the Remarketed Preferred Shares for that period exceed the Trust's net income attributable to the liquidation value of the Remarketed Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess, but not more than .70% (or such lower percentage as reflects the applicable reduction in the management fee if the net asset value of the Trust exceeds $500 million) of the liquidation preference of the Remarketed Preferred Shares outstanding during the period.



                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

                            Putnam High Yield Trust
                            ($3,270,559,379)

                            Putnam Investment Grade Municipal
                            Trust II*
                             ($239,388,482)

                            Putnam Natural Resources Fund
                            ($132,799,947)

                            Putnam Managed Municipal Income
                            Trust**
                            ($580,489,122)

                            Putnam New Opportunities Fund
                            ($1,397,948,290)


*If dividends payable on the Trust's Remarketed Preferred Shares during any dividend payment period plus any expenses attributable to the Remarketed Preferred Shares for that period exceed the Trust's net income attributable to the liquidation value of the Remarketed Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess, but not more than .70% (or such lower percentage as reflects the applicable reduction in the management fee if the net asset value of the Trust exceeds $500 million) of the liquidation preference of the Remarketed Preferred Shares outstanding during the period.

**If dividends payable on the Trust's Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income and net short-term capital gains (but not long-term capital gains) attributable to the investment of the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

                            Putnam New York Investment Grade
                            Municipal Trust*
                            ($46,217,408)

                            Putnam OTC Emerging Growth Fund
                            ($559,945,967)

                            Putnam Utilities Growth and Income
                            Fund
                            ($1,005,134,347)

                            Putnam Voyager Fund
                            ($4,577,449,043)
- -----------------------------------------------------------------
0.70% of the first $500     Putnam Investment Funds:
million of average net        Putnam Basic Value Fund
assets, 0.60% of the          ($20,000)**
next $500 million, 0.55%
of the next $500 million,     Putnam Real Estate Opportunities
0.50% of the next $5 billion,  Fund ($20,000)**
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
and 0.43% thereafter

*If dividends payable on the Trust's Preferred Shares during any dividend payment period plus any expenses attributable to the Preferred Shares for that period exceed the Trust's net income attributable to the liquidation value of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess, but not more than .70% (or such lower percentage as reflects the applicable reduction in the management fee if the net asset value of the Trust exceeds $500 million) of the liquidation preference of the Preferred Shares outstanding during that period.

**As of December 13, 1994

- -----------------------------------------------------------------
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

0.75% of the first $500     Putnam Dividend Income Fund*
million of average net      ($135,615,099)
assets, 0.65% of the next
$500 million, 0.60% of the  Putnam High Income Convertible and
next $500 million, and      Bond Fund
0.55% of any excess over    ($114,030,035)
$1.5 billion
                                 Putnam Intermediate Government Income
                                 Trust
                            ($525,253,307)

                            Putnam Master Income Trust
                            ($453,557,806)

                            Putnam Master Intermediate Income
                            Trust
                            ($309,984,355)

                            Putnam Premier Income Trust
                            ($1,127,541,794)
- -----------------------------------------------------------------
0.75% of the first $100     Putnam Federal Income Trust
million of average net      ($438,738,869)
assets, 0.65% of the next
$100 million, 0.55% of the
next $300 million, 0.45% of
the next $500 million, and
0.40% of any excess over
$1.0 billion
- -----------------------------------------------------------------
0.75% of the first $100     Putnam Equity Income Fund
million of average net      ($335,726,937)
assets, 0.65% of the next
$100 million, 0.55% of
the next $300 million,
0.50% of the next $1.0
billion, 0.45% of the
next $1.0 billion, and
0.40% of any excess over
$2.5 billion
- ----------------------------------------------------------------
*If dividends payable on the Fund's Preferred Shares during any dividend payment period plus any expenses attributable to the Preferred Shares for that period, as determined bt the Trustees, exceed the portion of the Fund's net income and net short-term capital gains (but not long-term capital gains) attributable to the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the fee that otherwise would have been payable to Putnam Management for such period attributable to the aggregate liquidation preference of the Preferred Shares outstanding during the period).

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)


0.80% of the first $500     Putnam Asia Pacific Growth Fund
million of average net      ($268,047,258)
assets, 0.70% of the next
$500 million, 0.65% of the  Putnam Europe Growth Fund
next $500 million, and      ($119,740,583)
0.60% of any excess over
$1.5 billion                Putnam Global Governmental Income
                            Trust
                            ($469,742,132)

                            Putnam Global Growth Fund
                            ($2,249,182,212)

                            Putnam Overseas Growth Fund
                            ($35,818,399)
- -----------------------------------------------------------------

0.80% of the first $500     Putnam Investment Funds:
million of average net        Putnam Global Utilities Fund
assets, 0.70% of the next     ($20,000)*
$500 million, 0.65% of the
next $500 million, 0.60%
of the next $5 billion,
0.575% of the next $5 billion,
0.555% of the next $5 billion,
0.54% of the next $5 billion,
and 0.53% thereafter
- -----------------------------------------------------------------

1.20% of the first $500     Putnam Investment Funds:
million of average net        Putnam International New
assets, 1.10% of the next     Opportunities Fund
$500 million, 1.05% of the    ($20,000)*
next $500 million, 1.00% of
the next $5 billion, 0.975% of
the next $5 billion, 0.955%
of the next $5 billion, 0.94%
of the next $5 billion, and
0.93% thereafter
- -----------------------------------------------------------------
0.635% of average net       Nomura Dividend Income Fund, Inc.
assets                      ($38,918,773)
- -----------------------------------------------------------------
*As of December 13, 1994
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF NOVEMBER 30, 1994)

0.75% of the first $200     Lincoln National Putnam Master
million of average net      Fund, Inc.*
assets, 0.70% of the next   ($197,764,064)
$200 million, and 0.68%
of any excess over $400
million
- -----------------------------------------------------------------
0.50% of average net        CIGNA Annuity Equity Fund
assets                      ($22,618,763)

                            CIGNA Annuity Growth and Income Fund
                            ($78,087,953)

                            CIGNA Annuity Aggressive Equity Fund
                            ($2,344,781)
- -----------------------------------------------------------------

FUNDS IN REGISTRATION OR IN INITIAL PUBLIC OFFERING

Putnam Qualified Dividend Income Fund
($0)

Putnam Short-Term Investment-Grade Bond Fund
($0)









*Management fee paid by the Fund to its investment advisor. Putnam Management, as subadviser, receives annually from the investment advisor the greater of (a) $40,000 or (b) 0.47% of the first $200 million of average net assets, 0.42% of the next $200 million, and 0.40% of any excess over $400 million.

GENERAL. Except for fees paid by Putnam OTC Emerging Growth Fund and Putnam Tax-Free Income Trust, all of the above fees are payable quarterly, based on the average net assets of the fund as determined at the close of each business day (or for Putnam Intermediate Government Income Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Investment Grade Intermediate Municipal Trust, Putnam High Income Convertible and Bond Fund, Putnam Managed High Yield Trust, Putnam Master Income Trust, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, Putnam Dividend Income Fund, Putnam Tax-Free Health Care Fund, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam California Investment Grade Municipal Trust, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Nomura Dividend Income Fund, Inc., at the close of each business week) during the quarter, at the annual rates shown. For Putnam OTC Emerging Growth Fund and Putnam Tax-Free Income Trust, fees are payable monthly at the end of each month, based on valuations during the month. For the Putnam funds, such fees are in addition to the compensation of Trustees and certain officers and other expenses borne by each fund, as described in the Proxy Statement under "The Management Contract."

Except for fees paid by Nomura Dividend Income Fund, Inc., the compensation payable to Putnam Management is subject to reduction or reimbursement to the extent that expenses of a fund in any fiscal year exceed the limits on investment company expenses imposed by any statute or regulatory authority in any jurisdiction where shares of the fund are qualified for offer and sale. The term "expenses" is defined in the statutes and regulations of such jurisdictions and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The only limitation in effect as of the date of this Proxy Statement is 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of the remaining average net assets. The fee payable to Putnam Management is also subject to reduction by the amount of certain possible commissions, fees, brokerage or similar payments received by Putnam Mutual Funds, less expenses approved by the Trustees of the fund in respect of purchases and sales of fund portfolio investments.

ADDITIONAL REDUCTIONS APPLICABLE TO CERTAIN FUNDS. In the case of certain funds, the Management Contracts provide that Putnam Management's compensation shall be reduced to the extent that annual expenses of the fund exceed any expense limitation which Putnam Management may, by written notice to the fund, declare to be effective. Currently, Putnam Management has assumed the following expense limitations:

0.60% of average daily net assets for the following fund:

          Putnam Global Utilities Fund

0.65% of average daily net assets for the following funds:
          Putnam California Intermediate Tax Exempt Fund
          Putnam New York Intermediate Tax Exempt Fund

0.70% of average daily net assets for the following fund:

          Putnam Balanced Fund

0.80% of average daily net assets for the following fund:

          Putnam Intermediate Tax Exempt Fund

1.00% of average daily net assets for the following funds:

          Putnam Basic Value Fund
          Putnam Growth Fund
          Putnam Capital Appreciation Fund
          Putnam Real Estate Opportunities Fund
          CIGNA Annuity Equity Fund
          CIGNA Annuity Growth and Income Fund
          CIGNA Annuity Aggressive Equity Fund

1.15% of average daily net assets for the following funds:

          Putnam International New Opportunities Fund
          Putnam Short-Term Investment-Grade Bond Fund

1.20% of average daily net assets for the following fund:

          Putnam Capital Manager Trust:
            PCM New Opportnities Fund

and 1.50% of average daily net assets for the following fund:

          Putnam Research Analysts Fund


Expenses subject to the foregoing limitations are generally exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses, if any, and expenses incurred pursuant to Distribution Plan(s), if any, under SEC Rule 12b-1.

EXHIBIT C

PUTNAM INCOME FUND
MANAGEMENT CONTRACT

This exhibit provides the         management contract and
   the     proposed additions and deletions. The additions are
indicated by    the     BOLDFACE and deletions are indicated by
[italics].

Management Contract dated as of [November 5, 1982]    APRIL   ,
1995     between PUTNAM INCOME FUND, a Massachusetts business
trust (the "Fund"), and [THE PUTNAM MANAGEMENT COMPANY, INC.]
PUTNAM INVESTMENT MANAGEMENT, INC., a    [    Delaware   ]
MASSACHUSETTS     corporation (the "Manager").

          WITNESSETH:

          That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.        SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. Subject always to the control of the Trustees of the Fund AND EXCEPT FOR THE FUNCTIONS CARRIED OUT BY THE OFFICERS AND PERSONNEL REFERRED TO IN SECTION 1(D), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and its stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3)
administrative facilities, including         bookkeeping,
clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the Fund's net asset value, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in
Section 3.

[(d) The Fund will pay or reimburse the Manager for (i) the compensation of the Vice Chairman and Treasurer of the Fund and of persons assisting him in these offices, as determined from time to time by the Trustees of the Fund, (ii) the compensation in whole or in part of such other officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund, and (iii) the cost of suitable office space, utilities, support services and equipment of the Vice Chairman and Treasurer and persons assisting him and, as determined from time to time by the Trustees of the Fund, all or a part of such cost attributable to the other officers and persons assisting them whose compensation is paid in whole or in part by the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.]


(D) THE FUND WILL PAY OR REIMBURSE THE MANAGER FOR THE COMPENSATION IN WHOLE OR IN PART OF SUCH OFFICERS OF THE FUND AND PERSONS ASSISTING THEM AS MAY BE DETERMINED FROM TIME TO TIME BY THE TRUSTEES OF THE FUND. THE FUND WILL ALSO PAY OR REIMBURSE THE MANAGER FOR ALL OR PART OF THE COST OF SUITABLE OFFICE SPACE, UTILITIES, SUPPORT SERVICES AND EQUIPMENT ATTRIBUTABLE TO SUCH OFFICERS AND PERSONS, AS MAY BE DETERMINED IN EACH CASE BY THE TRUSTEES OF THE FUND. THE FUND WILL PAY THE FEES, IF ANY, OF THE TRUSTEES OF THE FUND.

(e) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.        OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and businesses.

3.        COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a),
(b), (c) and (e) of Section 1, a fee, computed and paid quarterly at the [following] annual rate[s] OF:

[(a)      0.5% of the first $100 million of the average net asset
value of the Fund;
(b) 0.4% of the next $100 million of such average net asset value; and
(c) 0.35% of any excess over $200 million of such average net asset value.]

(A)       0.65% OF THE FIRST $500 MILLION OF THE AVERAGE NET
          ASSET VALUE OF THE FUND;
(B)       0.55% OF THE NEXT $500 MILLION OF SUCH AVERAGE NET
          ASSET VALUE;
(C)       0.50% OF THE NEXT $500 MILLION OF SUCH AVERAGE NET
          ASSET VALUE;
(D)       0.45% OF    THE NEXT $5     BILLION    OF SUCH AVERAGE
          NET ASSET VALUE;
(E)       0.425% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET
          VALUE;
(F)       0.405% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET
          VALUE;
(G)       0.39% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET
          VALUE; AND
(H)       0.38% OF ANY EXCESS THEREAFTER    .

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each fiscal quarter within 30 days after the close of such quarter.

The fees payable by the Fund to the Manager pursuant to this
Section 3 shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such [commissions] PAYMENTS.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof.

If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4.        ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS
          CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter
(unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall
automatically terminate at the close of business on    THE SECOND
ANNIVERSARY OF ITS EXECUTION, [    January 31,         1984]
        or    UPON     the expiration of one year from the
effective date of the last such continuance, whichever is later.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

[6.]      CREDIT AGAINST MANAGEMENT FEES PURSUANT TO LITIGATION
SETTLEMENT.

The Manager will for a period of ten (10) consecutive years commencing at the close of the Fund's last fiscal quarter which ends more than twelve (12) months after the Effective Date of the Stipulation of Settlement, dated December 28, 1972, in the action entitled Martin Marcus v. George Putnam, et al., C.A. No. 67-41-F (D. Mass.), as the "Effective Date" is defined in the Stipulation of Settlement, provide an annual credit in the amount of $19,236 per year as more fully set forth hereinafter against the fee payable by the Fund to the Manager pursuant to Section 3. Each succeeding annual credit shall be effected on each of the succeeding nine (9) anniversary dates following the first such credit. Nothing contained in this Section 6 shall be deemed to provide or imply that the terms of this Contract may not be terminated or, with the approval of the shareholders of the Fund, be varied, modified or amended in any or all their particulars, including any increase or decrease in the advisory fees otherwise payable hereunder.]

[7].      6. CERTAIN DEFINITIONS

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder (THE "1940 ACT"), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the [Investment Company Act of] 1940 ACT; and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

[8].      7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

[9].      8. TERMINATION OF PRIOR CONTRACT.

This Contract shall become effective as of its date, and supersedes the Management Contract dated [April 26, 1979]
NOVEMBER 5, 1982.

[10.]  9. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS,  AND
SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is
on file with the Secretary of STATE OF    [the]     THE
Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of OR ARISING OUT OF this instrument are not binding upon any of the Trustees, OFFICERS or shareholders INDIVIDUALLY but are binding only upon the assets and property of the Fund.
          IN WITNESS WHEREOF, PUTNAM INCOME FUND and [THE PUTNAM MANAGEMENT COMPANY, INC.] PUTNAM INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

          PUTNAM INCOME FUND

By---------------------------------------

[THE PUTNAM MANAGEMENT COMPANY, INC.]
PUTNAM INVESTMENT MANAGEMENT, INC.

By------------------------------------------

PUTNAMINVESTMENTS

THE PUTNAM FUNDS
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

   PUTNAMINVESTMENTS        (LOGO)

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS    PROXY,     SIGN IT    BELOW    , AND RETURN
IT PROMPTLY IN THE ENVELOPE PROVIDED.

    YOUR VOTE IS IMPORTANT.

          Please fold at perforation before detaching
- -----------------------------------------------------------------

Proxy for a meeting of shareholders,    April 6, 1995    , for
PUTNAM INCOME FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of
shareholders of Putnam Income Fund on    April 6, 1995    , at
2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                 PLEASE BE SURE TO SIGN AND DATE
                              THIS PROXY.

                              Please sign your name exactly as
                              it appears on this card.  If you
                              are a joint owner, each of you
                              should sign.  When signing as
                                      executor, administrator,
                              attorney, trustee, or guardian, or
                              as custodian for a minor, please
                              give your full title as such.  If
                              you are signing for a corporation,
                              please sign the full corporate
                              name and indicate the signer's
                              office.  If you are a partner,
                              sign the partnership name.




                              ---------------------------------
                              Shareholder sign here      Date


                              ---------------------------------
                              Co-owner sign here
   Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

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Street

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City                              State                  Zip

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Telephone


DO YOU HAVE ANY COMMENTS?

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DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

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                Please fold at perforation before detaching

   IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

PLEASE MARK YOUR CHOICES X IN BLUE OR BLACK INK.

1.       PROPOSAL TO ELECT TRUSTEES
         The nominees for Trustee are:  J.A. Baxter, H.H. Estin,
         J.A. Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
         Smith, W.N. Thorndike.

            FOR     electing all the nominees (EXCEPT AS MARKED TO
THE
         CONTRARY BELOW.)

            WITHHOLD authority to vote for all nominees

TO WITHHOLD AUTHORITY TO VOTE FOR    ONE OR MORE OF THE NOMINEES,
WRITE THOSE NOMINEES' NAMES BELOW            :

    ----------------------------   ------------------------------
- ------

2.       PROPOSAL TO RATIFY THE
         SELECTION OF COOPERS &        FOR       AGAINST            ABSTAIN
         LYBRAND    L.L.P.     AS             [BOX]     [BOX]
         [BOX]
            AUDITORS.

3.       PROPOSAL TO APPROVE A
         NEW MANAGEMENT CONTRACT   ,             [BOX]  [BOX]  [BOX]
            INCREASING THE MANAGEMENT
         FEES PAYABLE TO             PUTNAM
             INVESTMENT         MANAGEMENT, INC.

NOTE:          If you have questions on any of the proposals,
please call                             1-800-225-1581.